Exhibit 10.1

THE WARRANTS AND WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE WARRANTS AND THE WARRANT SHARES MAY NOT BE EXERCISED, CONVERTED, OFFERED OR SOLD UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THE WARRANTS AND WARRANT SHARES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED.

Void after 5:00 p.m. New York Time, on September 19, 2010.
Warrant to Purchase 659,409 Shares of Common Stock.

WARRANT TO ACQUIRE COMMON STOCK
OF
PROSPECT MEDICAL HOLDINGS, INC.

This is to certify that, FOR VALUE RECEIVED, Spencer Trask Venture Investment Partners, LLC or its assigns (“Holder”), is entitled to acquire, subject to the provisions of this Warrant, from Prospect Medical Holdings, Inc., a Delaware corporation (“Company”), 659,409 shares of Common Stock, $0.01 par value, of the Company (“Common Stock”) at a price of $1.00 per share at any time during the period from September 19, 2003 (the “Initial Exercise Date”) to September 19, 2010, but not later than 5:00 p.m., New York Time, on the Expiration Date.  The number of shares of Common Stock to be received upon the exercise and/or conversion of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth.  The shares of Common Stock deliverable upon such exercise and/or conversion and as adjusted from time to time are hereinafter sometimes referred to as “Warrant Shares” and the exercise price of each share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

(a)           EXERCISE OF WARRANT.  Subject to the provisions of Section (k) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after the Initial Exercise Date and until the Expiration Date, or if any such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form.  If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder.  Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.  The exercise of this Warrant in part only shall not restrict the ability of Holder to convert this Warrant pursuant to Section (b) below as to any part not exercised.

(b)           CONVERSION OF WARRANT.  Subject to the provisions of Section (k) hereof, the Holder shall have the right to convert this Warrant, at any time or from time to time on or after the Initial Exercise Date and until the Expiration Date, or if any such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Conversion Form annexed hereto duly executed, for the number of Warrant Shares specified in such form as calculated in accordance with this Section (b).  Upon exercise of this conversion right, the Holder shall be entitled to receive that number of Warrant Shares equal to the quotient obtained by dividing {(A-B)(X)} by {A}, where:

A	=	the current market value (as defined in Section (d) below) of one Warrant Share on the date of conversion of this Warrant.

B	=	the Exercise Price under this Warrant.

X	=	the number of Warrant Shares.

No Warrant Shares shall be issued or issuable upon conversion of this Warrant at any time when B is equal to or greater than A.

If this Warrant should be converted in part only, the Company shall, upon surrender of this Warrant for conversion, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase and/or convert the balance of the Warrant Shares purchasable thereunder.  Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for conversion, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.  The conversion of this Warrant in part only shall not restrict the ability of Holder to exercise this Warrant pursuant to Section (a) above as to any part not converted.

(c)           RESERVATION OF SHARES.  The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise and/or conversion of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise and/or conversion of this Warrant.

(d)           FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise and/or conversion of this Warrant.  With respect to any fraction of a share called for upon any exercise and/or conversion hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

(1)           If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise and/or conversion of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

(2)           If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise and/or conversion of this Warrant; or

(3)           If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount not less than the book value thereof at the end of the most recent fiscal year of the Company ending prior to the date of the exercise and/or conversion of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

(e)           EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  This Warrant is transferable and may be assigned or hypothecated from the date hereof.  Subject to the provisions of Section (k), upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.  The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonably satisfactory indemnification and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(f)            RIGHTS OF THE HOLDER.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.  Furthermore, Holder by acceptance hereof, consents to and agrees to be bound by and to comply with all the provisions of this Warrant, including, without limitation, all the obligations imposed upon the holder hereof by Section (k).  In addition, the holder of this Warrant, by accepting the same, agrees that the Company and the transfer agent may deem and treat the person in whose name this Warrant is registered as the absolute, true and lawful owner for all purposes whatsoever, and neither the Company nor the transfer agent shall be affected by any notice to the contrary.

(g)           ANTI-DILUTION PROVISIONS.  The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant (the “Warrant Shares”) shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided.  The Exercise Price in effect at any time and the Warrant Shares shall be subject to adjustment as follows:

(1)           In case the Company shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding Common Stock in shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that such Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date by a fraction, the numerator of which is the number of shares of Common Stock outstanding on such record date or effective date, and the denominator of which is the number of shares of Common stock outstanding immediately after such dividend, distribution, subdivision, combination or reclassification.  For example, if the Company declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $8.00 per share, the adjusted Exercise Price immediately after such event would be $4.00 per share.

Such adjustment shall be made successively whenever any event listed in this Subsection (1) shall occur.

(2)           In case the Company shall hereafter issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the Exercise Price on the record date mentioned below, then the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date mentioned below by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible).  Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

(3)           In case the Company shall hereafter declare any dividend outside the ordinary course of business (“extraordinary dividend”) to all holders of its Common Stock (excluding those referred to in Subsections (1) or (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (8) below), less the aggregate fair market value (as determined in good faith by the Company’s Board of Directors and reasonably acceptable to the Holder) of said extraordinary dividend, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock.

Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

(4)           In case the Company shall issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection (1) above, (ii) upon exercise or conversion of options or other equity securities granted to the Company’s employees under a plan or plans adopted by the Company’s Board of Directors and approved by its stockholders (if required), if such shares would otherwise be included in this Subsection (4), (iii) upon exercise of convertible securities outstanding at the date hereof, this Warrant, or any convertible securities issued subsequent to the date hereof which are convertible into Common Stock at an exercise price equal or greater to the Exercise Price as of the date upon which the conversion or exercise price for such securities is fixed (notwithstanding any subsequent adjustment of such exercise price as may be provided under the terms of such convertible security), (iv) upon the exercise of any convertible security as to which the Exercise Price has already been adjusted pursuant to Subsection (5) below, and (v) to stockholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, but only if no adjustment is required pursuant to any other specific subsection of this Section (g) (without regard to

Subsection (9) below) with respect to the transaction giving rise to such rights) for a consideration per share less than the Exercise Price, then on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in Subsection (7) below) for the issuance of such additional shares would purchase at such Exercise Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

Such adjustment shall be made successively whenever such an issuance is made.

(5)           In case the Company shall issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (2) and (3) above) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (7) below) less than the Exercise Price in effect as of the date upon which the conversion or exercise price for such securities is fixed, then the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received determined as provided in Subsection (7) below for such securities would purchase at such Exercise Price, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate.

Such adjustment shall be made successively whenever such an issuance is made.

(6)           Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (1), (2), (3), (4) and (5) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price, as adjusted.

(7)           For purposes of any computation respecting consideration received pursuant to Subsections (4) and (5) above, the following shall apply:

(A)          in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith:

(B)           in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof) and reasonably acceptable to the Holder; and

(C)           in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (7)).

(8)           For the purpose of any computation under Subsections (2), (3), (4) and (5) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 30 consecutive business days before such date.  The closing price for each day shall be the last sale price regular way or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the last reported bid and asked prices as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, of if not so available, the fair market price as determined in good faith by the Board of Directors and reasonably acceptable to the Holder.

(9)           No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this Subsection (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.  All calculations under this Section (g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section (g) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to reduce the Exercise Price, in addition to those changes required by this Section (g), as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to purchase Common Stock or distribution or evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Section (g) hereafter made by the Company to the holders of its Common Stock shall not result in any tax to such holders of its Common Stock or securities convertible into Common Stock.

(10)         In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (9), inclusive above. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by Section (g), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment absent manifest error or negligence.

(11)         Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

(h)           OFFICER’S CERTIFICATE.  Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Sections (a) or (b) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

(i)            NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, (i) if Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of another class of capital stock or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(j)            RECLASSIFICATION, REORGANIZATION OR MERGER.  In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another entity (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease, or conveyance to another corporation of all or substantially all of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, reorganization, change, consolidation, merger, sale, lease or conveyance.  Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The foregoing provisions of this Section (j) shall similarly apply to successive reclassifications, capital reorganizations, and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases or conveyances.  In the event that in connection with any such capital reorganization or reclassification, change, consolidation, merger, sale, lease or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution, or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (g) hereof.

(k)           EXERCISE AND TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.  The holder of this Warrant and any transferee hereof, by their acceptance hereof, hereby agree that:  (a) the Warrants being acquired hereunder are being purchased for investment purposes only and not with a view to distribution and will not be transferred without the prior written consent of the Company and unless registered or unless there is an exemption available from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), which exemption has been established to the satisfaction of the Company; (b) no public distribution of the Warrants or Warrant shares will be made in violation of the provisions of the Securities Act, or the rules and regulations promulgated thereunder (such Act and rules and regulations being hereinafter referred to as the “Act”) or any applicable state laws; and (c) during such period as delivery of a prospectus with respect to the Warrants or Warrant shares may be required by the Act, no public distribution of the Warrants or Warrant shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state laws.  The holder of this Warrant and any such transferee hereof further agree that if any distribution of any of the Warrants or Warrant shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law.  Furthermore, it shall be a condition to the transfer of the Warrants or Warrant shares thereof to deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions of this Warrant.  Lastly, by accepting this Warrant, and by exercising this Warrant, the Holder represents and warrants as follows:

(1)           The Holder agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Act, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144 is unavailable for the immediate resale of such shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS.

(2)           The Holder represents and warrants to the Company that it is a sophisticated investor having such knowledge and experience in business and investment matters that the Holder is capable of protecting its own interests in connection with the exercise of the Warrant. The Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act. The Holder acknowledges that the shares to be issued upon exercise of the Warrant are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of the shares to be issued upon exercise of the Warrant except under circumstances that will not result in a violation of the Act or any state securities laws.

(l)            GOVERNING LAW.  This Warrant is made with reference to the laws of the State of California and shall be governed by and construed in accordance therewith.

(m)          ARBITRATION.  Any controversy or claim arising out of or relating to this Warrant or breach thereof, including without limitation claims against either party, its affiliates employees, professionals, officers or directors and their respective assigns and agents shall be settled by binding arbitration in Los Angeles, California in accordance with the Commercial Rules of the American Arbitration Association.  The arbitrator shall be an active member of the California bar.  In the proceeding, the arbitrator shall apply California substantive law and the California Evidence Code, except that the arbitrator’s authority in awarding damages shall be interpreted under New York law.  Holder agrees that the arbitrator shall have no authority to award punitive damages, and Holder has been advised to seek counsel concerning the possible waiver by Holder of certain rights otherwise available to Holder as a consequence of such agreement.  The arbitrator shall prepare an award in writing, which shall include factual findings and any legal conclusions on which the decision is based.  Judgment upon any award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.  In any such proceeding, the prevailing party shall be entitled, in addition to any other relief awarded or adjudged, such sum as the

Arbitrator(s) may fix as and for reasonable attorneys’ fees and costs, and the same shall be included in the award and any judgment.

PROSPECT MEDICAL HOLDINGS, INC.

By:	/s/ R. Stewart Kahn
R. Stewart Kahn, Executive Vice President

Dated: September 19, 2003

EXERCISE FORM

Dated:

The undersigned irrevocably elects to exercise the within Warrant to the extent of purchasing                              shares of Common Stock and hereby makes payment of                              in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
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Address

Signature

IT SHALL BE A CONDITION TO THE VALIDITY OF THIS ASSIGNMENT THAT THE TRANSFEREE DELIVER TO PROSPECT MEDICAL HOLDINGS, INC. HIS OR ITS WRITTEN AGREEMENT TO ACCEPT AND BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                          hereby sells, assigns and transfers unto

Name
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Address

the right to purchase Common Stock represented by this Warrant to the extent of                   shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                                                      Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date:

Signature

NOTICE OF CONVERSION

Dated:

The undersigned irrevocably elects to convert the within Warrant into                    shares of Common Stock of Prospect Medical Holdings, Inc. (with such number as determined pursuant to Section (b) of such Warrant), which conversion shall be effected pursuant to the terms of the within Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
(Please typewrite or print in block letters)

Address

Signature